Exhibit 99.2

INVESTOR PRESENTATION March 2025

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this document, including but not limited to statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, market opportunity competitive position, potential growth opportunities, and the effects of competition, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of TELA Bio, Inc. (the "Company") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company's business, financial condition, and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company's control, including, among others: the impact to our business from macroeconomic conditions, including recessionary concerns, banking instability, increasing market interest rates, monetary policy changes, changes in trade policies, including tariffs, and inflationary pressures, potentially impacting our ability to market our products; demand for our products related to changes in volumes or frequency of surgical procedures, including due to outbreak of illness or disease, cybersecurity events impacting hospital operations, labor and hospital staffing shortages, supply chain disruptions to critical surgical and hospital supplies, pricing pressures or any other applicable adverse healthcare economic factors; our ability to achieve or sustain profitability; our ability to gain market acceptance for our products and to accurately forecast and meet customer demand; our ability to compete successfully; that data from earlier studies related to our products and interim data from ongoing studies may not be replicated in later studies or indicative of future data; that data obtained from clinical studies using our product may not be indicative of outcomes in other surgical settings; our ability to enhance our product offerings; product development and manufacturing problems; capacity constraints or delays in production of our products; maintenance of coverage and adequate reimbursement for procedures using our products; and product defects or failures. These and other risks and uncertainties are described more fully in the "Risk Factors" section and elsewhere in the Company's filings with the U.S. Securities and Exchange Commission (the "SEC") and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company's forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

TELABIO®
SCIENCE. VALUE. INNOVATION.

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We provide innovative soft - tissue reconstruction solutions that optimize clinical outcomes by prioritizing the Preservation and Restoration of the patient’s own anatomy. 3 Our Mission

TELA Bio, Inc. Advanced reinforced tissue matrix portfolio supported by compelling clinical evidence $2.6B US market opportunity 1 – still in early stages of growth Driving commercial adoption with targeted direct - sales approach Recent product launches in growing markets: robotic hernia surgery, plastic and reconstructive surgery Broad intellectual property portfolio Established DRG - based reimbursement pathway for hernia repair and robust GPO access Highly accomplished executive team with proven track record Redefining soft tissue preservation and restoration with a differentiated category of tissue reinforcement materials and supportive products 4 1. Management estimate. $2.6B total includes $1.8B hernia & abdominal wall reconstruction, $0.8B plastic reconstructive surgery.

Product Adoption Since Launch 65,000+ OviTex Reinforced Tissue Matrix (RTM) Implantations Globally 23 40+ Published or Presented Works 6,000+ Hospitals Covered by GPO Access 15,000 OviTex PRS Implantations Globally ~

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US Hernia Surgery Market

~$1.8 Billion Annual Opportunity

$1.8B[2]

Market Size	Segment	Annual Procedures[1]
$630M	Complex, Moderate Ventral / Abdominal Wall Reconstruction	~105,000
$590M	Simple Ventral Hernia Repair	~395,000
$540M	Inguinal Hernia Repair	~645,000
$42M	Hiatal Hernia Repair	~42,000

Robotic / Minimally Invasive Surgery (MIS) Opportunity within the Hernia Market

*Robotic / MIS compatible procedures total over **1M annually** and have a potential market opportunity of up to **$1.2B**[2]*

1. Sources: Millennium Research Group Reports, IMS Health Data; iData Research MedSKU.
2. Management estimate. Market size based on volume and weighted average selling price for OviTex.

TELABIO®
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OviTex Reinforced Tissue Matrix

A more Natural Hernia Repair











OviTex Core

4-layer device
No smooth sides
Robot Compatible[1]: Yes

OviTex Core is designed to reinforce primary hernia repairs where the device will not come into contact with viscera.

OviTex 1S

6-layer device
1 smooth side
Robot Compatible[1]: Yes

OviTex 1S incorporates a smooth side that is designed to minimize tissue attachment and to reinforce primary hernia repairs where the device may come into contact with viscera (e.g. intraperitoneal).

OviTex 2S

8-layer device
2 smooth sides
Robot Compatible: No

OviTex 2S incorporates eight layers of tissue for added strength. The two smooth sides make it suitable for intraperitoneal placement.

OviTex LPR

4-layer device
1 smooth side
Robot Compatible[1]: Yes

OviTex LPR is designed specifically for use in minimally invasive procedures. The design also incorporates a smooth side making it suitable for intraperitoneal placement.

OviTex IHR

4-layer and 3-layer device
No smooth sides
Robot Compatible[2]: Yes

OviTex IHR is designed specifically for use in inguinal hernia repair procedures. The design also incorporates an anatomical and rectangular shape to suit surgeon preference.

1. Robot compatibility based on use of 10mm trocar. Robot compatibility of LPR and OviTex Core include sizes 400 cm² or less. Robot compatibility of OviTex 1S includes sizes 200 cm² or less.
2. Data on File..

TELABIO®
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Need for Alternative to Permanent Synthetic Mesh

59% Of surgeons agree that use of permanent synthetic mesh puts patients at long-term risk of complications[1]

3 of 4 Hernia patients want proactive control in their care[2]

~15,000 Product liability lawsuits relating to permanent synthetic hernia repair (as of November 2024)[3]
Not inclusive of ~40,000 or more cases settled or dismissed within the past three years[4]

2019 FDA issued multiple 522 orders to manufacturers requiring pre-market approval prior to sale and distribution of transvaginal mesh for pelvic organ prolapse repair[5]

10 Steps surgeons must take in the U.K. as part of the Royal College of Surgeons guidance for Patient Consent Supported Decision Making following the 2015 Montgomery Ruling[6]

1. Hernia and Abdominal Surgeries Survey (Oct 2020). A group of 71 surgeons were surveyed regarding use of mesh in various hernia repair surgeries.
2. Figures derived from Company-sponsored online poll of approximately 1,100 potential patients for hernia procedures.
3. See Medtronic plc Form 10-Q, filed with the SEC on Aug. 27, 2024; Atrium Medical Corp. C-Qur Mesh Products Liability Litigation (Case No: 16-md-2753 LM); In RE: Ethicon Physiomesh Flexible Composite Hernia Mesh Products Liability Litigation (Case No: 1:17-md-02782-RWS).
4. Reuters, "Becton Dickinson agrees to settle about 38,000 hernia mesh suits" (retrieved from https://www.reuters.com/legal/litigation/becton-dickinson-agrees-settle-about-38000-hernia-mesh-suits-2024-10-03/); Getinge Press Release, dated December 8, 2021; Johnson & Johnson Form 10-K, filed with the SEC on February 16, 2024 regarding settlement of Ehticon Physiomesh Flexible Composite Mesh claims).
5. U.S. Food and Drug Administration. (n.d.). FDA's activities: Urogynecologic surgical mesh implants. U.S. Department of Health and Human Services. Retrieved from https://www.fda.gov/news-events/press-announcements/fda-takes-action-protect-womens-health-orders-manufacturers-surgical-mesh-intended-transvaginal

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Source: Refer to “Clinical References” in this presentation. * Indicates one or more surgeons are paid consultants of TELA Bio, Inc. 9 Backed by 8+ years of clinical experience and 40+ published or presented works Consistently Low Recurrence Rates

Favorable Results of OviTex in Ventral Hernia Repair

Comparisons to synthetic mesh and leading first generation biologics

	Parker et al.[3]		Sivaraj et al.[2]			
Total enrolled patients	**50 OviTex**	50 Polypropylene	**36 OviTex**	51 Strattice	17 Permacol	37 Surgimend
Length of follow-up	**12 months**	12 months	**28.6 months (median)**	34.6 months (median)	58.4 months (median)	37.5 months (median)
mVHWG	**32% grade 2 68% grade 3[a]**	94% grade 2 6% grade 3	**33% grade 1 58% grade 2 8% grade 3**	17% grade 1 79% grade 2 4% grade 3	18% grade 1 71% grade 2 12% grade 3	40% grade 1 51% grade 2 9% grade 3
CDC wound class	**70% CDC class II+ [a]**	94% CDC class I	**89% class I-II**	86% class I-II	94% class I-II	91% class I-II
Incidence of SSO	**36%***	22%*	**16.7%***	47.1%*	52.9%*	43.2%*
Incidence of SSI	**-**	-	**2.8%[b]**	12.5%	11.8%	5.4%
Recurrence rate	**6%**	12%	**2.8%[c]**	13.7%[c]	29.4%	24.3%

*Overall complications including surgical site occurrences (SSOs) and surgical site infections (SSIs)
a – OviTex patients were more complicated with a significantly higher mVHWG distribution and CDC wound classification compared to polypropylene patients.
b – OviTex patients experienced significantly less complications than patients receiving the other three biologics.
c – OviTex and Strattice patients had a statistically lower recurrence rate than patients receiving the other two biologics.

Source: Refer to "Clinical References" in this presentation.

TELABIO®
SCIENCE. VALUE. INNOVATION.

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Positive 24-month BRAVO Results In Ventral Hernia

OviTex performance contextualized alongside contemporaneous publications for leading competitive products

	DeNoto et al. (BRAVO)[4]	Harris et al. (PRICE)[11]		Roth et al.[12]	Hope et al. (ATLAS)[13]
Total enrolled patients	92 OviTex	82 Strattice	83 Ventralight ST or Bard Soft Mesh	121 Phasix	120 Phasix ST
Length of follow-up	24 months	26 months		36 months	24 months
mVHWG	78% grade 2-3	-		-	-
CDC wound class	95% class I-II	90% class I-II	93% class I-II	100% class I	100% class I
Surgical technique	Open (65%) Laparoscopic (13%) Robotic (22%)	Open	Open	Open	Laparoscopic (55.8%) Robotic (44.2%)
Incidence of SSO	38% (includes SSI)	21% (excludes SSI)	22% (excludes SSI)	-	0.8% (includes SSI)
Incidence of SSI	20.7%	39%	34%	9%*	0%
Recurrence rate	2.6%*	40% (overall) 34% (class I wounds)	22% (overall) 28% (class I wounds)	17.9%*	31.7%* (overall) 18.6%* (defects < $7 cm^2$)

* Kaplan-Meier survival estimate

**No head-to-head clinical studies have been conducted. Due to differences in patient population, surgeons, surgical technique, and other variables, no direct comparisons of results can be made. For a comparative discussion of these studies, please see G. DeNoto, E.P. Ceppa, S.J. Pacella, M. Sawyer, G. Slayden, M. Takata, G. Tuma, J. Yunis, 24-Month results of the BRAVO study: A prospective, multi-center study evaluating the clinical outcomes of a ventral hernia cohort treated with OviTex® 1S permanent reinforced tissue matrix, Ann Medicine Surg 2022, 83, 104745.

Source: Refer to "Clinical References" in this presentation.

TELABIO®
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TELA Bio positioned to grow from a market shift towards resorbable and more “natural repair” solutions as an alternative to traditional Permanent Synthetics or Biologics Hernia Market Evolution 2027 2021 2018 2013 Permanent Synthetic Biologic Sales Market Share <1% Robotic Procedures ( Px ) 7% Robotic Px 12% Robotic Px 202 3 1 4 % Robotic Px Resorbable Synthetics Reinforced Tissue Matrix 21% Robotic Px Resorbable Synthetics and Reinforced Tissue Matrix strengths: 12 Sources for Sales Market Share (%): 2009 - 2013 = IMS Hospital Supply Index; 2018 - 2023 = iData Research MedSKU Sources for Total U.S. Market Size: 2021 - 202 7 = DRG Hernia Repair Devices Report – 2021; 2013 - 2018 = Management Estimate. Sources for % Robotic Procedures: 2018 - 2027 = DRG Hernia Repair Devices Report – 2021; 2013 = Management Estimate. Clinical Evidence Robot Compatibility Cost - effectiveness Patient Choice & Shared Decision - making

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US Plastic & Reconstructive Surgery Market

~$800 Million Annual Opportunity

$700M[2]

Surgeons use products to reinforce soft tissue during various reconstructive surgeries[1], including:

- Head and neck surgery
- Chest wall reconstruction
- Pelvic reconstruction
- Extremities reconstruction
- Breast reconstruction

Market dominated by human acellular dermal matrices (HADMs):

- Prone to high degree of stretch
- Expensive, putting pressure on hospital systems
- Can experience supply shortages, particularly when large pieces of material are required

+

Cosmetic Plastic & Reconstructive Surgery

$100M[2]

1. OviTex PRS is for implantation to reinforce soft tissue where weakness exists in patients requiring soft tissue repair or reinforcement in plastic and reconstructive surgery. The device is supplied sterile and is intended for one-time use. OviTex PRS has not been tested in breast surgical procedures.
2. Management estimate. Source: iData Research MedSKU, Q1 2024. Market size based on sales of current biologics.

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OviTex PRS

Specifically designed for plastic and reconstructive surgery



Available in
2-layer resorbable (polyglycolic acid) polymer, 3-layer permanent (polypropylene) polymer, or 3-layer resorbable (polylactic-co-glycolic acid) polymer reinforcing the same biologic material

An innovative reinforced tissue matrix designed to improve outcomes by facilitating fluid management and controlling degree and direction of stretch

Product Features:

- Layers composed of biologic building block retain biologically significant macromolecules for tissue regeneration[1,2]
- Diamond embroidery pattern and stents allow for directional flexibility; sawtooth embroidery pattern and slits allow for bi-directional stretch while providing stretch resistance
- Distinct permeability elements in various configurations – e.g., micropores, macropores, and stents/slits – designed to facilitate fluid management

OviTex PRS compared to market leading human ADM[3]

- Exhibited earlier host cell proliferation, collagen deposition and neovascularization
- Demonstrated tissue remodeling into mature, functional and organized collagen

1. Certain configurations available in two or three layers, see product catalog more information. 2. Lun S, Irvine S.M., Johnson K.D., Fisher N.J., Floden E. W., Negron L., Dempsey S.G. , McLaughlin R.J., Vasudevamurthy M. , Ward B.R., May B.C., A functional extracellular matrix biomaterial derived from ovine forestomach, Biomaterials 31(16) (2010) 4517-29.

3. ADM: Acellular Dermal Matrix. Overbeck N, Beierschmitt A, May BC, Qi S, Koch J. In-Vivo Evaluation of a Reinforced Ovine Biologic for Plastic and Reconstructive Procedures in a Non-human Primate Model of Soft Tissue Repair. Eplasty. 2022 Sep 14;22:e43. PMID: 36160663; PMCID: PMC9490877. Animal testing results may not be indicative of clinical performance.

TELABIO®
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16 Leading - edge atraumatic hernia mesh fixation devices Designed to minimize complications for patient safety and comfort

LIQUIFIX FIX8™ & LIQUIFIX Precision™



LIQUIFIX FIX8[1] is a complementary product addressing both open and laparoscopic hernia repair in the groin.

Atraumatic liquid fixation devices

- Reduce the need for penetrating mechanical fixation for inguinal and femoral hernia repair
- Provide precise, controlled adhesive application

Addresses an unmet need in the market, less damage to tissue

- Designed to minimize the risk of mechanical tissue trauma[2]
- Strong and secure mesh fixation[2]
- Pre-assembled device
- Adhesives polymerize in ~10 seconds
- Provides versatile liquid anchors at multiple angles

1. LIQUIFIX FIX8 is intended for use in laparoscopic surgical repair of groin (femoral and inguinal) hernias, achieved through the fixation of prosthetic polypropylene or polyester mesh to the abdominal wall and the approximation of the peritoneum; LIQUIFIX Precision is intended for use in open surgical repair of groin (inguinal and femoral) hernias, achieved through the fixation of prosthetic polypropylene or polyester mesh to the abdominal wall.
2. Data on file: Advanced Medical Solutions

TELABIO®
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Driving Revenue Growth Sales Force Size Rep Productivity Product Portfolio GPO Access Clinical Experience X X X X = SALES $ 2021 40 - 45 reps / 5 TB Ltd. 2022 61 reps / 6 TB Ltd. 2023 86 reps / 9 TB Ltd. 2024 63 TMs + 8 ASs / 10 TB Ltd. 2025 (Target) 76 TMs + 21 ASs / 14 TB Ltd. Playbook90 training (new reps) & ongoing, intensive product training Avg. 6 mos. to breakeven Cadaver labs & other surgeon education & training programs Medical affairs support Industry & society meetings R&D and BD + + >1,600 hospitals ~4,400 hospitals Third national GPO More to come + + + BRAVO 24 - month data: 2.6% recurrence 40+ published or presented works 65,000+ OviTex RTM implantations globally ~15,000 OviTex PRS implantations 18

Quarterly Revenue and Gross Margin
$29.5M, +62%
$41.4M, +41%
$58.5M, +41%
$69.3M, +19%
+58%
+116%
+44%
+48%
+40%
+38%
+46%
+39%
+45%
+39%
+35%
+46%
+39%
+11%
+26%
+4%
Revenue ($M)
$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
Gross Margin
58%
63%
68%
73%
78%
83%
1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24
Revenue
Gross Margin

TELABIO®
SCIENCE. VALUE. INNOVATION.

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19 Delivering Revenue Growth and Strong Margin with Continuing Improvement Potential $18M Quarterly revenue of $17.6M, growing 4% over corresponding period of 2023 $52.7M Cash and Cash Equivalents at December 31, 2024 64% Gross Margin The Company implemented cost - cutting measures in Q3, which are expected to result in 2025 operating expenses remaining flat to those in 2024 Q4 2024 Performance 20

1. Ankney, C.; Banaschak , C.; Sowers, B.; Szotek , P. Minimizing Retained Foreign Body in Hernia Repair Using a Novel Technique: Reinforced Biologic Augmented Repair ( ReBAR ). J Clin Medical Res 2021, doi:10.37191/mapsci - 2582 - 4333 - 3(4) - 073. 2. Sivaraj , D.; Henn, D.; Fischer, K.S.; Kim, T.S.; Black, C.K.; Lin, J.Q.; Barrera, J.A.; Leeolou , M.C.; Makarewicz , N.S.; Chen, K.; et al. Reinforced Biologic Mesh Reduces Postoperative Complications Compared to Biologic Mesh after Ventral Hernia Repair. Plastic Reconstr Surg – Global Open 2022, 10, e4083, doi:10.1097/gox.0000000000004083. 3. Parker, M.J.; Kim, R.C.; Barrio, M.; Socas, J.; Reed, L.R.; Nakeeb , A.; House, M.G.; Ceppa , E.P. A Novel Biosynthetic Scaffold Mesh Reinforcement Affords the Lowest Hernia Recurrence in the Highest - Risk Patients. Surg Endosc 2021, 35, 5173 – 5178, doi:10.1007/s00464 - 020 - 08009 - 1. 4. DeNoto , G.; Ceppa , E.P.; Pacella, S.J.; Sawyer, M.; Slayden , G.; Takata, M.; Tuma, G.; Yunis, J. 24 - Month Results of the BRAVO Study: A Prospective, Multi - Center Study Evaluating the Clinical Outcomes of a Ventral Hernia Cohort Treated with OviTex ® 1S Permanent Reinforced Tissue Matrix. Ann Medicine Surg 2022, 83, 104745, doi:10.1016/j.amsu.2022.104745. 5. Sivaraj , D., Fischer, K. S., Kim, T. S., Chen, K., Tigchelaar , S. S., Trotsyuk , A. A., Gurtner , G. C., Lee, G. K., Henn, D., & Nazerali, R. S. (2022).Outcomes of Biosynthetic and Synthetic Mesh in Ventral Hernia Repair. Plastic and reconstructive surgery. Global open, 10(12), e4707. https:// doi.org /10.1097/GOX.0000000000004707. 6. Agarwal, A. K. ;Lake, S. P.; Deeken , C. R. (2024). Reinforced tissue matrix to strengthen the abdominal wall following reversal of temporary ostomies or to trea t i ncisional hernias. World journal of gastrointestinal surgery, 16(3), 823 – 832. https:// doi.org /10.4240/wjgs.v16.i3.823. 7. Goetz, M.; Jurczyk , M.; Junger, J.; Schlitt, H.J.; Brunner, S.M.; Brennfleck , F.W. Semiresorbable biologic hybrid meshes for ventral abdominal hernia repair in potentially contaminated settings: lower risk of recurrence. Updates Surg. 2022; 74(6): 1995 – 2001. Published online 2022 Oct 12. doi : 10.1007/s13304 - 022 - 01378 - 3. 8. Sawyer, M.A.J. New Ovine Polymer - Reinforced Bioscaffold in Hiatal Hernia Repair. Jsls J Soc Laparoendosc Surg 2018, 22, e2018.00057, doi:10.4293/jsls.2018.00057. 9. DeNoto , G. Bridged Repair of Large Ventral Hernia Defects Using an Ovine Reinforced Biologic: A Case Series. Ann Medicine Surg 75, 103 446, doi:10.1016/j.amsu.2022.103446. 10. Ferzoco , S. (2018). Early Experience outcome of a reinforced Bioscaffold in inguinal hernia repair: A case series. International Journal of Surgery Open, 12. 9 - 11. https:// doi.org /10.1016/j.ijso.2018.06.001. 11. Harris, H.W.; Primus, F.; Young, C.; Carter, J.T.; Lin, M.; Mukhtar, R.A.; Yeh, B.; Allen, I.E.; Freise , C.; Kim, E.; et al. Preventing Recurrence in Clean and Contaminated Hernias Using Biologic Versus Synthetic Mesh in Ventral Hernia Repair: The PRICE Randomized Clinical Trial. Ann Surg 2021, 27 3, 648 – 655, doi:10.1097/sla.0000000000004336. 12. Roth, J.S.; Anthone , G.J.; Selzer, D.J.; Poulose , B.K.; Pierce, R.A.; Bittner, J.G.; Hope, W.W.; Dunn, R.M.; Martindale, R.G.; Goldblatt, M.I.; et al. Prospective, Multicent er Study of P4HB ( PhasixTM ) Mesh for Hernia Repair in Cohort at Risk for Complications: 3 - Year Follow - Up. Ann Medicine Surg 2021, 61, 1 – 7, doi:10.1016/j.amsu.2020.12.002. 13. Hope, W.W.; El - Ghazzawy , A.G.; Winterstein, B.A.; Blatnik, J.A.; Davis, S.S.; Greenberg, J.A.; Sanchez, N.C.; Pauli, E.M.; Tseng, D.M.; LeBlanc, K.A .; et al. A Prospective, Multicenter Trial of a Long - Term Bioabsorbable Mesh with Sepra Technology in Cohort of Challenging Laparoscopic Ventral or Incisional Hernia Repairs (ATLAS Trial). Ann Medicine Surg 2022, 73, 103156, doi:10.1016/j.amsu.2021.103156. 24 Clinical References